                                                           EXHIBIT 10.2


                     Director's Deferred Compensation Agreement



This Agreement is made and effective as of           by and between DOW
JONES & COMPANY, INC., a Delaware corporation, having its principal office at 200 Liberty Street, New York, New York 10281 (the "Company," which term shall include its successors and assigns), and ("Director").


                         W I T N E S S E T H:

     THAT WHEREAS, Director is a member of the Company's Board of Directors (the "Board"); and


     WHEREAS, Director and the Company wish to provide for the compensation to be paid to Director, on both a current and deferred basis, for his services as a member of the Board;


      NOW, THEREFORE, in consideration of the premises it is agreed as follows:

      1. Period of Service. Director will, except in the event of his earlier death or disability, serve the Company as a member of its Board for such term as he has been, and may hereafter be, elected, provided that although Director may agree to stand for reelection to the Board after the date hereof, he is under no obligation to do so and the Company is under no obligation to submit his name for reelection by the stockholders.

      2.  Compensation and Deferral of Payment.

           (a) Amount of Compensation. The Company will pay Director an annual cash retainer of (insert amount currently payable to directors as director's fees in cash), and will credit Director with an annual deferred stock grant of (insert amount currently payable to directors as directors fee's in stock equivalents), under the directors' deferred stock compensation plan. It will also pay Director a fee of (insert amount currently payable to directors as meeting fees), for each Board meeting attended, (insert amount currently payable to directors as committee fees), for each Board committee meeting attended, and an annual fee of (insert amount currently payable to directors as committee chairman fees), if Director serves as a Board committee chairman. It is contemplated that comparable or greater fees will be paid in subsequent years, if any, during which Director serves on the Board.


           (b) Election to Defer. By filing written notice with the Company at any time prior to the commencement of any calendar year or, with respect to (insert current year), within 30 days after his election to the Board, Director may irrevocably elect that all or part of any annual cash retainer, Board meeting fee, Board committee meeting fee or Board committee chairmanship fee which he may earn for such year (provided that, with respect to (insert current year), such fee is earned after any such election is made) shall be paid to him as deferred compensation at such later date and in such manner as he may become entitled thereto pursuant to the provisions of this Agreement. By such written notice Director shall also elect whether to have his deferred compensation account credited with
(i) dollar amounts equal to the deferred fees (the "Deferred Cash Election") or (ii) units ("Stock Equivalents") equivalent to shares of Dow Jones common stock (the "Deferred Stock Election"). To the extent that Director does not elect to receive his fees as deferred compensation, such fees shall be paid at such time, in such manner and in such amounts as the Company shall determine.

          (c) Deferred Stock Grant. The annual deferred stock grant shall be credited, quarterly, in the form of Stock Equivalents, to Director's deferred compensation account hereunder, as provided in subparagraph 4(b).


     3. Calculation of Deferred Compensation Under Deferred Cash Election. To the extent that Director elects the Deferred Cash Election, then, for purposes of paragraph 5, below, the aggregate amount allocable to his account as deferred compensation as of the date on which he receives his first installment (or lump sum payment) of deferred compensation shall be the sum of


          (a) the amount of each deferred retainer or fee that Director is entitled to receive as deferred compensation pursuant to subparagraph 2(b), above, each such deferred retainer or fee being credited to Director's account as of the last business day of the month in which the retainer or fee would have been paid absent the election, and


          (b) for the period from the date hereof to the end of the month preceding the month in which Director becomes entitled to his first installment (or lump sum payment) of deferred compensation pursuant to paragraph 5, below, simple interest on the amount, if any, allocated to Director's account (including, as of the beginning of each calendar year, any amount previously allocated thereto pursuant to this subparagraph 3(b)), calculated at an annual interest rate equal to the DJ 20 Bond Index rate in effect on the first business day of each calendar year.




 4.  Crediting of Stock Equivalents.

          (a) Deferred Stock Election. To the extent that Director elects the Deferred Stock Election, Director's account shall be credited, as of the last business day of the month in which the deferred retainer or fee would have been paid absent the election, with the number of Stock Equivalents equal to that whole number obtained by dividing the amount of the deferred retainer or fee by the fair market value of a share of common stock of the Company on such date.


          (b) Annual Deferred Stock Grant. Director's account shall also be credited, as of the last business day of each calendar quarter in which he or she serves as a director, with the number of Stock Equivalents equal to that whole number obtained by dividing one-quarter of the annual deferred stock grant by the fair market value of a share of common stock of the Company on such date.


          (c) Valuation of Stock. For purposes of this Agreement, the fair market value of a share of common stock of the Company as of any date shall be the closing sale price of the stock on the New York Stock Exchange on such date, or, if no sales were quoted on such date, on the most recent preceding date on which sales were quoted. Any amount of deferred retainer or fee or deferred stock grant remaining after the division described in subparagraphs 4(a) and 4(b), respectively, which is less than the fair market value of a single share on such date, shall be credited to Director's account and retained there, without accruing interest, until Stock Equivalents are next credited to Director's account, at which time the retained amount shall be added to deferred retainers and fees for purposes of computing the number of Stock Equivalents to be so credited.


          (d) Dividend Equivalents. With respect to each Stock Equivalent theretofore credited to Director's account, said account shall be credited with an amount equal to any dividend paid with respect to each outstanding share of common stock of the Company, at the same time any such dividend is paid. Any such amounts so credited shall not accrue interest and shall thereafter be treated as deferred fees to be converted into Stock Equivalents on the date on which Stock Equivalents can next be credited to Director's account.

          (e) Antidilution Adjustments. In the event of any change in the common stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or rights offering to purchase common stock at a price substantially below fair market value, or of any similar change affecting the common stock, the value and attributes of each Stock Equivalent shall be appropriately adjusted consistent with such change to the same extent as if such Stock Equivalents were, instead, issued and outstanding shares of common stock of the Company.




      5. Payment of Deferred Compensation Under Deferred Cash Election.


         (a) Form of Payment. The aggregate amount allocable to Director as deferred compensation, determined pursuant to paragraph 3, above, shall be payable to Director in (a lump sum) (the form of an annuity commencing)(1) on the first day of the third month following the month in which Director ceases to serve on the Company's Board of Directors for whatever cause.


         (b) Calculation of Annuity Payments. If the deferred compensation is payable to Director in the form of an annuity, it


--------------------------------------------------
(1)  Delete in one bracketed clause

              (i) shall include an assumed interest factor, as calculated by the Company, equal to the average annual rate of interest applicable under subparagraph 3(b) for the last three complete calendar years during which Director rendered services as a member of the Board under paragraph 1 or such shorter period of time during which Director served on the Board; and


              (ii)  shall be payable in   (2)   equal annual installments
                    or in such greater number of installments as shall be not less than half the number of years remaining in Director's life expectancy, determined as of the date on which Director receives his first installment of deferred compensation or as of the date of his death, if earlier. For purposes of the preceding sentence, Director's life expectancy shall be equal to the expected return multiple shown for Director's age in
                   'Table V. Ordinary Life Annuities--One Life--Expected
                    Return Multiples' in Regulation l.72-9 of the Federal
                    Income Tax Regulations, as in effect on the date of such determination.



     6.  Payment of Stock Equivalents as Deferred Compensation.

--------------------------------------
(2) Insert Appropriate number up to 15

           (a) Form of Payment. The Stock Equivalents credited to Director's account, pursuant to paragraph 4, above, shall be payable to
Director in (a lump sum)  (               (3) annual installments
commencing) (the form of a cash annuity commencing (4)) on, or as soon as practicable after, the first day of the third month following the month in which Director ceases to serve on the Company's Board for whatever cause. Any deferred retainer or fee amount or deferred stock grant amount which has not been converted into Stock Equivalents shall be paid to Director at such time.


           (b) Election of Payment in Cash or Stock. Stock Equivalents credited to Director's account shall be paid in cash or in shares of common stock of the Company, or partly in each, as the Director shall elect by written notice filed with the Company prior to the commencement of payment to Director pursuant to subparagraph 6(a). For purposes of determining the amount of any distribution that Director elects to receive in cash, except as otherwise provided in subparagraph 6(c), each Stock Equivalent shall be deemed to have a value equal to the fair market value of a share of common stock of the Company as of the date immediately preceding the date of payment.


          (c) Calculation of Annuity Payments. If the cash annuity is selected under subparagraph 6(a), the aggregate fair market value of the Stock Equivalents shall be determined as of the last business day of the second month following the month in which Director ceases to serve on the Company's Board. Such annuity

--------------------------------------
(3) Insert appropriate number up to 15
(4)  Delete two of the three bracketed clauses



                                     -7

               (i) shall include an assumed interest factor, as calculated by the Company, equal to the average annual rate of interest which, had the Deferred Cash Election been made, would have applied under subparagraph 3(b) for the last three complete calendar years during which Director rendered services as a member of the Board under paragraph 1 or such shorter period of time during which Director served on the Board; and


               (ii)  shall be payable in   (5)  equal annual installments
                     or in such greater number of installments as shall be not less than half the number of years remaining in Director's life expectancy, determined as of the date on which Director receives his first installment of deferred compensation or as of the date of his death, if earlier. For purposes of the preceding sentence, Director's life expectancy shall be equal to the expected return multiple shown for Director's age in 'Table V. Ordinary Life Annuities--One Life--Expected Return Multiples' in Regulation 1.72-9 of the Federal Income Tax Regulations, as in effect on the date of such determination.



      7. Payments Following Director's Death. If Director should die before receiving any or all of the installments of deferred compensation to which he is entitled, any unpaid installments shall be paid (as they become due) (in a lump sum)(6) to such person or persons and in such proportions

--------------------------------------------
(5)  Insert appropriate number up to 15
(6)  Delete one bracketed clause
as Director may have expressly designated by written notice received by the Company prior to Director's death, or, absent such a designation, to Director's estate.




     8. Acceleration of Payment. Notwithstanding the foregoing paragraphs 5 and 6, the Company, in its sole discretion, may accelerate the payment of all or part of the balance of Director's deferred compensation, in cash or in shares of common stock of the Company, or partly in each, if so requested by Director or, after Director's death, by his beneficiary as designated pursuant to paragraph 7; provided, however, that any such accelerated payment may be permitted only in case of an unforeseeable emergency (within the meaning of Section 457 of the Internal Revenue Code and the regulations promulgated thereunder) that is caused by an event beyond the control of Director or his beneficiary and that would result in severe financial hardship to such person if accelerated payment were not permitted. Any such accelerated payment shall be limited to the amount necessary to meet or satisfy the emergency.


      9. Director is Unsecured Creditor. Director shall be a general unsecured creditor of the Company with respect to his or her right to receive payments of deferred compensation hereunder. This Agreement represents a mere promise by the Company to make payments of deferred compensation in the future. All payments of deferred compensation to be made hereunder shall be paid from the Company's general funds and no special or separate fund shall be established and no segregation of assets shall be made to assure the payment of such amounts. Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and Director or any other person, with respect to the deferred compensation. It is the intention of the Company and Director that this Agreement and the Company's obligation to make payments of deferred compensation hereunder be unfunded both for tax purposes and for purposes of Title I of ERISA.



      10. Termination of Agreement. The Company may terminate the right to defer retainers or fees under this Agreement at any time, in which case the provisions of paragraphs 5, 6 and 7 of this Agreement shall survive. The Company retains the right to change Director's compensation at any time.


      11. No Assignment of Rights. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and Director, his designees and his estate. Neither Director, his designees nor his estate shall commute, encumber, sell or otherwise dispose of the right to receive the payments provided for in this Agreement, which payments and rights thereto are expressly declared to be nontransferable and nonassignable.


      12. Governing Law. This Agreement shall be governed by the laws of the State of New York from time to time in effect.


     13. Notices. Unless either party notifies the other to the contrary, any notice required hereunder shall be duly given if delivered in person or by registered first class mail (a) if to the Company, to the Treasurer, P.O. Box 300, Princeton, New Jersey 08543-0300, and (b) if to Director, to his address appearing on the records of the Company.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date set forth above.

                                    DOW JONES & COMPANY, INC.

                              By:
                                 ---------------------------
                                 Director

                     Director's Deferred Compensation Agreement

This Agreement is made and effective as of April 16, 1997, by and between DOW JONES & COMPANY, INC., a Delaware corporation, having its principal office at 200 Liberty Street, New York, New York 10281 (the "Company," which term shall include its successors and assigns), and ----------------- ("Director").


                             W I T N E S S E T H:


THAT WHEREAS, Director is a member of the Company's Board of Directors (the "Board"); and


WHEREAS, Director and the Company wish to provide for the compensation to be paid to Director, on both a current and deferred basis, for his services as a member of the Board;


NOW, THEREFORE, in consideration of the premises it is agreed as follows:


     1. Period of Service. Director will, except in the event of his earlier death or disability, serve the Company as a member of its Board for such term as he has been, and may hereafter be, elected, provided that although Director may agree to stand for reelection to the Board after the date hereof, he is under no obligation to do so and the Company is under no obligation to submit his name for reelection by the stockholders.


     2.     Compensation and Deferral of Payment.

           (a) Amount of Compensation. The Company will pay Director an annual cash retainer of $20,000, and will credit Director with an annual deferred stock grant of $20,000 under the directors' deferred stock compensation plan. It will also pay Director a fee of $1,200 for each Board meeting attended, $1,000 for each Board committee meeting attended, and an annual fee of $3,000 if Director serves as a Board committee chairman. It is contemplated that comparable or greater fees will be paid in subsequent years, if any, during which Director serves on the Board.


           (b) Election to Defer. By filing written notice with the Company at any time prior to the commencement of any calendar year, Director may irrevocably elect that all or part of any annual cash retainer, Board meeting fee, Board committee meeting fee or Board committee chairmanship fee which he may earn for such year shall be paid to him as deferred compensation at such later date and in such manner as he may become entitled thereto pursuant to the provisions of this Agreement. By such written notice Director shall also elect whether to have his deferred compensation account credited with (i) dollar amounts equal to the deferred fees (the "Deferred Cash Election") or (ii) units ("Stock Equivalents") equivalent to shares of Dow Jones common stock (the "Deferred Stock Election"). To the extent that Director does not elect to receive his fees as deferred compensation, such fees shall be paid at such time, in such manner and in such amounts as the Company shall determine.

           (c) Deferred Stock Grant. The annual deferred stock grant shall be credited, quarterly, in the form of Stock Equivalents, to Director's deferred compensation account hereunder, as provided in subparagraph 4(b).

           (d) Accrued Directors' Retirement Plan Amounts. To the extent that Director commenced his or her service on the Board prior to the 1997 annual meeting of stockholders, amounts accrued under the directors' retirement plan in respect of the Director through the date of such meeting will be added to the Director's deferred compensation account and subject to a Deferred Cash Election or Deferred Stock Election as the Director shall elect, in the same manner as any annual retainer or other director's fee that the Director may elect to have paid to him as deferred compensation; provided, however, that amounts accrued, but unvested, under the directors' retirement plan in respect of the Director will also be added to the Director's deferred compensation account but such amounts, and any earnings thereon, will not become vested, if at all, until the Director shall have completed five years of service on the Board.


     3. Calculation of Deferred Compensation Under Deferred Cash Election. To the extent that Director elects the Deferred Cash Election, then, for purposes of paragraph 5, below, the aggregate amount allocable to his account as deferred compensation as of the date on which he receives his first installment (or lump sum payment) of deferred compensation shall be the sum of

           (a) the amount, with respect to which the Deferred Cash Election has been made, of each deferred retainer or fee that Director is entitled to receive as deferred compensation pursuant to subparagraph 2(b), above, each such deferred retainer or fee being credited to Director's account as of the last business day of the month in which the retainer or fee would have been paid absent the election,

           (b) the amount, with respect to which the Deferred Cash Election has been made, accrued under the directors' retirement plan and added to Director's deferred compensation account pursuant to subparagraph 2(d) above, such amount being credited to Director's account as of the effective date of this Agreement, and

           (c) for the period from the date hereof to the end of the month preceding the month in which Director becomes entitled to his first installment (or lump sum payment) of deferred compensation pursuant to paragraph 5, below, simple interest on the amount, if any, allocated to Director's account (including, as of the beginning of each calendar year, any amount previously allocated thereto pursuant to this subparagraph 3(c)), calculated at an annual interest rate equal to the DJ 20 Bond Index rate in effect on the first business day of each calendar year.


     4.     Crediting of Stock Equivalents.

           (a) Deferred Stock Election. To the extent that Director elects the Deferred Stock Election, Director's account shall be credited,
(i) as of the last business day of the month in which the deferred retainer or fee would have been paid absent the election, with the number of Stock Equivalents equal to that whole number obtained by dividing the amount of the deferred retainer or fee, with respect to which the Deferred Stock Election has been made, by the fair market value of a share of common stock of the Company on such date, and (ii) as of the effective date of this Agreement, with the number of Stock Equivalents equal to that whole number obtained by dividing the amount, with respect to which the Deferred Stock Election has been made, accrued under the directors' retirement plan and added to Director's deferred compensation account pursuant to subparagraph 2(d) above, by the fair market value of a share of common stock of the Company on such date.

           (b) Annual Deferred Stock Grant. Director's account shall also be credited, as of the last business day of each calendar quarter in which he or she serves as a director, with the number of Stock Equivalents equal to that whole number obtained by dividing one-quarter of the annual deferred stock grant by the fair market value of a share of common stock of the Company on such date.


           (c) Valuation of Stock. For purposes of this Agreement, the fair market value of a share of common stock of the Company as of any date shall be the closing sale price of the stock on the New York Stock Exchange on such date, or, if no sales were quoted on such date, on the most recent preceding date on which sales were quoted. Any amount of deferred retainer or fee or deferred stock grant remaining after the division described in subparagraphs 4(a) and 4(b), respectively, which is less than the fair market value of a single share on such date, shall be credited to Director's account and retained there, without accruing interest, until Stock Equivalents are next credited to Director's account, at which time the retained amount shall be added to deferred retainers and fees for purposes of computing the number of Stock Equivalents to be so credited.


           (d) Dividend Equivalents. With respect to each Stock Equivalent theretofore credited to Director's account, said account shall be credited with an amount equal to any dividend paid with respect to each outstanding share of common stock of the Company, at the same time any such dividend is paid. Any such amounts so credited shall not accrue interest and shall thereafter be treated as deferred fees to be converted into Stock Equivalents on the date on which Stock Equivalents can next be credited to Director's account.

           (e) Antidilution Adjustments. In the event of any change in the common stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or rights offering to purchase common stock at a price substantially below fair market value, or of any similar change affecting the common stock, the value and attributes of each Stock Equivalent shall be appropriately adjusted consistent with such change to the same extent as if such Stock Equivalents were, instead, issued and outstanding shares of common stock of the Company.



     5.     Payment of Deferred Compensation Under Deferred Cash Election.


           (a) Form of Payment. The aggregate amount allocable to Director as deferred compensation, determined pursuant to paragraph 3, above, shall be payable to Director in (a lump sum) (the form of an annuity commencing)(*1) on the first day of the third month following the month in which Director ceases to serve on the Company's Board of Directors for whatever cause.


           (b) Calculation of Annuity Payments. If the deferred compensation is payable to Director in the form of an annuity, it

                (i) shall include an assumed interest factor, as calculated by the Company, equal to the average annual rate of interest applicable under subparagraph 3(c) for the last three complete calendar years during which Director rendered services as a member of the Board under paragraph 1 or such shorter period








----------------------------------------------------
(*1) Delete one bracketed clause
                      of time during which Director served on the Board;
                      and


               (ii)   shall be payable in   (*2)   equal annual
                      installments or in such greater number of installments as shall be not less than half the number of years remaining in Director's life expectancy, determined as of the date on which Director receives his first installment of deferred compensation or as of the date of his death, if earlier. For purposes of the preceding sentence, Director's life expectancy shall be equal to the expected return multiple shown for Director's age in 'Table V. Ordinary Life Annuities--One Life--Expected Return Multiples' in Regulation l.72-9 of the Federal Income Tax Regulations, as in effect on the date of such determination.



     6.     Payment of Stock Equivalents as Deferred Compensation.


           (a) Form of Payment. The Stock Equivalents credited to Director's account, pursuant to paragraph 4, above, shall be payable to
Director in (a lump sum)  (    (*3)   annual installments commencing)  (the
form of a cash annuity commencing)(*4) on, or as soon as practicable after, the first day of the third month following the month in which Director ceases to serve on the Company's Board for whatever cause. Any






--------------------------------------------
(*2) Insert appropriate number up to 15
(*3) Insert appropriate number up to 15
deferred retainer or fee amount or deferred stock grant amount which has not been converted into Stock Equivalents shall be paid to Director at such time.


           (b) Election of Payment in Cash or Stock. Stock Equivalents credited to Director's account shall be paid in cash or in shares of common stock of the Company, or partly in each, as the Director shall elect by written notice filed with the Company prior to the commencement of payment to Director pursuant to subparagraph 6(a). For purposes of determining the amount of any distribution that Director elects to receive in cash, except as otherwise provided in subparagraph 6(c), each Stock Equivalent shall be deemed to have a value equal to the fair market value of a share of common stock of the Company as of the date immediately preceding the date of payment.


           (c) Calculation of Annuity Payments. If the cash annuity is selected under subparagraph 6(a), the aggregate fair market value of the Stock Equivalents shall be determined as of the last business day of the second month following the month in which Director ceases to serve on the Company's Board. Such annuity


                (i) shall include an assumed interest factor, as calculated by the Company, equal to the average annual rate of interest which, had the Deferred Cash Election been made, would have applied under subparagraph 3(b) for the last three complete calendar years during which Director rendered


------------------------------------
(footnote continued from previous page)

(*4) Delete two of the three bracketed clauses
                      services as a member of the Board under paragraph 1 or such shorter period of time during which Director served on the Board; and


                (ii)   shall be payable in (*5)   equal annual installments
                       or in such greater number of installments as shall be not less than half the number of years remaining in Director's life expectancy, determined as of the date on which Director receives his first installment of deferred compensation or as of the date of his death, if earlier. For purposes of the preceding sentence, Director's life expectancy shall be equal to the expected return multiple shown for Director's age in 'Table V. Ordinary Life Annuities- -One Life--Expected Return Multiples' in Regulation 1.72-9 of the Federal Income Tax Regulations, as in effect on the date of such determination.



     7. Payments Following Director's Death. If Director should die before receiving any or all of the installments of deferred compensation to which he is entitled, any unpaid installments shall be paid (as they become due) (in a lump sum)(*6) to such person or persons and in such proportions as Director may have expressly designated by written notice received by the Company prior to Director's death, or, absent such a designation, to Director's estate.



     8. Acceleration of Payment. Notwithstanding the foregoing paragraphs 5, 6 and 7, the Company, in its sole discretion, may accelerate the payment of all or part of the balance of Director's deferred


--------------------------------
(*5) Insert appropriate number up to 15
(*6) Delete one bracketed clause
compensation, in cash or in shares of common stock of the Company, or partly in each, if so requested by Director or, after Director's death, by his beneficiary as designated pursuant to paragraph 7; provided, however, that any such accelerated payment may be permitted only in case of an unforeseeable emergency (within the meaning of Section 457 of the Internal Revenue Code and the regulations promulgated thereunder) that is caused by an event beyond the control of Director or his beneficiary and that would result in severe financial hardship to such person if accelerated payment were not permitted. Any such accelerated payment shall be limited to the amount necessary to meet or satisfy the emergency.



     9. Director is Unsecured Creditor. Director shall be a general unsecured creditor of the Company with respect to his or her right to receive payments of deferred compensation hereunder. This Agreement represents a mere promise by the Company to make payments of deferred compensation in the future. All payments of deferred compensation to be made hereunder shall be paid from the Company's general funds and no special or separate fund shall be established and no segregation of assets shall be made to assure the payment of such amounts. Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and Director or any other person, with respect to the deferred compensation. It is the intention of the Company and Director that this Agreement and the Company's obligation to make payments of deferred compensation hereunder be unfunded both for tax purposes and for purposes of Title I of ERISA.



     10. Termination of Agreement. The Company may terminate the right to defer retainers or fees under this Agreement at any time, in which case the provisions of paragraphs 5, 6 and 7 of this Agreement shall survive.

The Company retains the right to change Director's compensation at any time.



     11. No Assignment of Rights. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and Director, his designees and his estate. Neither Director, his designees nor his estate shall commute, encumber, sell or otherwise dispose of the right to receive the payments provided for in this Agreement, which payments and rights thereto are expressly declared to be nontransferable and nonassignable.



     12. Governing Law. This Agreement shall be governed by the laws of the State of New York from time to time in effect.



     13. Notices. Unless either party notifies the other to the contrary, any notice required hereunder shall be duly given if delivered in person or by registered first class mail (a) if to the Company, to the Treasurer, P.O. Box 300, Princeton, New Jersey 08543-0300, and (b) if to Director, to his address appearing on the records of the Company.


IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date set forth above.

                                            DOW JONES & COMPANY, INC.

                                            By:
                                               ----------------------
                                                            Director

                   Director's Deferred Compensation Agreement

This Amended and Restated Agreement ("Agreement") is made and effective as of April 16, 1997, by and between DOW JONES & COMPANY, INC., a Delaware corporation, having its principal office at 200 Liberty Street, New York, New York 10281 (the "Company," which term shall include its successors and
assigns), and                    ("Director").


                         W I T N E S S E T H:


THAT WHEREAS, Director is a member of the Company's Board of Directors (the "Board"); and


WHEREAS, Director and the Company entered into an agreement dated as of --- -------with respect to Director's service on the Board and the deferral of his fees for such service; and


WHEREAS, Director and the Company wish to amend and restate such agreement in its entirety and to provide for the compensation to be paid to Director, on both a current and deferred basis, for his services as a member of the Board;


NOW, THEREFORE, in consideration of the premises it is agreed as follows:


     1. Period of Service. Director will, except in the event of his earlier death or disability, serve the Company as a member of its Board for such term as he has been, and may hereafter be, elected, provided that although Director may agree to stand for reelection to the Board after the date hereof, he is under no obligation to do so and the Company is under no obligation to submit his name for reelection by the stockholders.

     2.     Compensation and Deferral of Payment.


           (a) Amount of Compensation. The Company will pay Director an annual cash retainer of $20,000, and will credit Director with an annual deferred stock grant of $20,000 under the directors' deferred stock compensation plan. It will also pay Director a fee of $1,200 for each Board meeting attended, $1,000 for each Board committee meeting attended, and an annual fee of $3,000 if Director serves as a Board committee chairman. It is contemplated that comparable or greater fees will be paid in subsequent years, if any, during which Director serves on the Board.


           (b) Election to Defer. By filing written notice with the Company at any time prior to the commencement of any calendar year, Director may irrevocably elect that all or part of any annual cash retainer, Board meeting fee, Board committee meeting fee or Board committee chairmanship fee which he may earn for such year shall be paid to him as deferred compensation at such later date and in such manner as he may become entitled thereto pursuant to the provisions of this Agreement. By such written notice Director shall also elect whether to have his deferred compensation account credited with (i) dollar amounts equal to the deferred fees (the "Deferred Cash Election") or (ii) units ("Stock Equivalents") equivalent to shares of Dow Jones common stock (the "Deferred Stock Election"). To the extent that Director does not elect to receive his fees as deferred compensation, such fees shall be paid at such time, in such manner and in such amounts as the Company shall determine.


           (c) Deferred Stock Grant. The annual deferred stock grant shall be credited, quarterly, in the form of Stock Equivalents, to Director's deferred compensation account hereunder, as provided in subparagraph 4(b).

           (d) Accrued Directors' Retirement Plan Amounts. To the extent that Director commenced his or her service on the Board prior to the 1997 annual meeting of stockholders, amounts accrued under the directors' retirement plan in respect of the Director through the date of such meeting will be added to the Director's deferred compensation account and subject to a Deferred Cash Election or Deferred Stock Election as the Director shall elect, in the same manner as any annual retainer or other director's fee that the Director may elect to have paid to him as deferred compensation; provided, however, that amounts accrued, but unvested, under the directors' retirement plan in respect of the Director will also be added to the Director's deferred compensation account but such amounts, and any earnings thereon, will not become vested, if at all, until the Director shall have completed five years of service on the Board.



     3. Calculation of Deferred Compensation Under Deferred Cash Election. To the extent that Director elects the Deferred Cash Election, then, for purposes of paragraph 5, below, the aggregate amount allocable to his account as deferred compensation as of the date on which he receives his first installment (or lump sum payment) of deferred compensation shall be the sum of


           (a) the amount, with respect to which the Deferred Cash Election has been made, of each deferred retainer or fee that Director is entitled to receive as deferred compensation pursuant either to subparagraph 2(b), above, or to any predecessor to this Agreement, each such deferred retainer or fee being credited to Director's account as of the last business day of the month in which the retainer or fee would have been paid absent the election,


           (b) the amount, with respect to which the Deferred Cash Election has been made, accrued under the directors' retirement plan and added to Director's deferred compensation account pursuant to subparagraph 2(d) above, such amount being credited to Director's account as of the effective date of this Agreement, and


           (c) for the period from the date hereof to the end of the month preceding the month in which Director becomes entitled to his first installment (or lump sum payment) of deferred compensation pursuant to paragraph 5, below, simple interest on the amount, if any, allocated to Director's account (including, as of the beginning of each calendar year, any amount previously allocated thereto pursuant either to this subparagraph 3(c) or to any predecessor to this Agreement), calculated at an annual interest rate equal to the DJ 20 Bond Index rate in effect on the first business day of each calendar year.



     4.     Crediting of Stock Equivalents.


           (a) Deferred Stock Election. To the extent that Director elects the Deferred Stock Election, Director's account shall be credited,
(i) as of the last business day of the month in which the deferred retainer or fee would have been paid absent the election, with the number of Stock Equivalents equal to that whole number obtained by dividing the amount of the deferred retainer or fee, with respect to which the Deferred Stock Election has been made, by the fair market value of a share of common stock of the Company on such date, and (ii) as of the effective date of this Agreement, with the number of Stock Equivalents equal to that whole number obtained by dividing the amount, with respect to which the Deferred Stock Election has been made, accrued under the directors' retirement plan and added to Director's deferred compensation account pursuant to subparagraph 2(d) above, by the fair market value of a share of common stock of the Company on such date.

           (b) Annual Deferred Stock Grant. Director's account shall also be credited, as of the last business day of each calendar quarter in which he or she serves as a director, with the number of Stock Equivalents equal to that whole number obtained by dividing one-quarter of the annual deferred stock grant by the fair market value of a share of common stock of the Company on such date.


           (c) Valuation of Stock. For purposes of this Agreement, the fair market value of a share of common stock of the Company as of any date shall be the closing sale price of the stock on the New York Stock Exchange on such date, or, if no sales were quoted on such date, on the most recent preceding date on which sales were quoted. Any amount of deferred retainer or fee or deferred stock grant remaining after the division described in subparagraphs 4(a) and 4(b), respectively, which is less than the fair market value of a single share on such date, shall be credited to Director's account and retained there, without accruing interest, until Stock Equivalents are next credited to Director's account, at which time the retained amount shall be added to deferred retainers and fees for purposes of computing the number of Stock Equivalents to be so credited.


           (d) Dividend Equivalents. With respect to each Stock Equivalent theretofore credited to Director's account, whether pursuant to this Agreement or any predecessor agreement, said account shall be credited with an amount equal to any dividend paid with respect to each outstanding share of common stock of the Company, at the same time any such dividend is paid. Any such amounts so credited shall not accrue interest and shall thereafter be treated as deferred fees to be converted into Stock Equivalents on the date on which Stock Equivalents can next be credited to Director's account.

           (e) Antidilution Adjustments. In the event of any change in the common stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or rights offering to purchase common stock at a price substantially below fair market value, or of any similar change affecting the common stock, the value and attributes of each Stock Equivalent shall be appropriately adjusted consistent with such change to the same extent as if such Stock Equivalents were, instead, issued and outstanding shares of common stock of the Company.



     5.     Payment of Deferred Compensation Under Deferred Cash Election.


           (a) Form of Payment. The aggregate amount allocable to Director as deferred compensation, determined pursuant to paragraph 3, above, shall be payable to Director in (a lump sum) (the form of an annuity commencing)(*1) on the first day of the third month following the month in which Director ceases to serve on the Company's Board of Directors for whatever cause.


           (b) Calculation of Annuity Payments. If the deferred compensation is payable to Director in the form of an annuity, it


                (i) shall include an assumed interest factor, as calculated by the Company, equal to the average annual rate of interest applicable under subparagraph 3(c) for the last three complete calendar years during which Director rendered services as a member of the Board under paragraph 1 or such shorter period




----------------------------------------------
(*1) Delete one bracket clause
                      of time during which Director served on the Board;
                      and


                (ii) shall be payable in (*2) equal annual installments or in such greater number of installments as shall be not less than half the number of years remaining in Director's life expectancy, determined as of the date on which Director receives his first installment of deferred compensation or as of the date of his death, if earlier. For purposes of the preceding sentence, Director's life expectancy shall be equal to the expected return multiple shown for Director's age in 'Table V. Ordinary Life Annuities- -One Life--Expected Return Multiples' in Regulation l.72-9 of the Federal Income Tax Regulations, as in effect on the date of such determination.



     6.     Payment of Stock Equivalents as Deferred Compensation.


           (a) Form of Payment. The Stock Equivalents credited to Director's account, whether pursuant to paragraph 4, above, or pursuant to any predecessor agreement, shall be payable to Director in (a lump sum) ((*3) annual installments commencing) (the form of a cash annuity commencing)(*4) on, or as soon as practicable after, the first day of the third month following the month in which Director ceases to serve on the



----------------------------------------------
(*2) Insert appropriate number up to 15
(*3) Insert appropriate number up to 15
(*4) Delete two of the three bracketed clauses

Company's Board for whatever cause. Any deferred retainer or fee amount or deferred stock grant amount which has not been converted into Stock Equivalents shall be paid to Director at such time.


           (b) Election of Payment in Cash or Stock. Stock Equivalents credited to Director's account shall be paid in cash or in shares of common stock of the Company, or partly in each, as the Director shall elect by written notice filed with the Company prior to the commencement of payment to Director pursuant to subparagraph 6(a). For purposes of determining the amount of any distribution that Director elects to receive in cash, except as otherwise provided in subparagraph 6(c), each Stock Equivalent shall be deemed to have a value equal to the fair market value of a share of common stock of the Company as of the date immediately preceding the date of payment.


           (c) Calculation of Annuity Payments. If the cash annuity is selected under subparagraph 6(a), the aggregate fair market value of the Stock Equivalents shall be determined as of the last business day of the second month following the month in which Director ceases to serve on the Company's Board. Such annuity


                (i) shall include an assumed interest factor, as calculated by the Company, equal to the average annual rate of interest which, had the Deferred Cash Election been made, would have applied under subparagraph 3(b) for the last three complete calendar years during which Director rendered services as a member of the Board under paragraph 1 or such shorter period of time during which Director served on the Board; and

                (ii) shall be payable in (*5) equal annual installments or in such greater number of installments as shall be not less than half the number of years remaining in Director's life expectancy, determined as of the date on which Director receives his first installment of deferred compensation or as of the date of his death, if earlier. For purposes of the preceding sentence, Director's life expectancy shall be equal to the expected return multiple shown for Director's age in 'Table V. Ordinary Life Annuities- -One Life--Expected Return Multiples' in Regulation 1.72-9 of the Federal Income Tax Regulations, as in effect on the date of such determination.



     7. Payments Following Director's Death. If Director should die before receiving any or all of the installments of deferred compensation to which he is entitled, any unpaid installments shall be paid (as they become due) (in a lump sum)(*6) to such person or persons and in such proportions as Director may have expressly designated by written notice received by the Company prior to Director's death, or, absent such a designation, to Director's estate.



     8. Acceleration of Payment. Notwithstanding the foregoing paragraphs 5, 6 and 7, the Company, in its sole discretion, may accelerate the payment of all or part of the balance of Director's deferred compensation, in cash or in shares of common stock of the Company, or partly in each, if so requested by Director or, after Director's death, by his beneficiary as designated pursuant to paragraph 7; provided, however, that any such accelerated payment may be permitted only in case of an unforeseeable emergency (within the meaning of Section 457 of the Internal



--------------------------------------------------
(*5) Insert appropriate number up to 15
(*6) Delete one bracketed clause

Revenue Code and the regulations promulgated thereunder) that is caused by an event beyond the control of Director or his beneficiary and that would result in severe financial hardship to such person if accelerated payment were not permitted. Any such accelerated payment shall be limited to the amount necessary to meet or satisfy the emergency.



     9. Director is Unsecured Creditor. Director shall be a general unsecured creditor of the Company with respect to his or her right to receive payments of deferred compensation hereunder. This Agreement represents a mere promise by the Company to make payments of deferred compensation in the future. All payments of deferred compensation to be made hereunder shall be paid from the Company's general funds and no special or separate fund shall be established and no segregation of assets shall be made to assure the payment of such amounts. Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and Director or any other person, with respect to the deferred compensation. It is the intention of the Company and Director that this Agreement and the Company's obligation to make payments of deferred compensation hereunder be unfunded both for tax purposes and for purposes of Title I of ERISA.



     10. Termination of Agreement. The Company may terminate the right to defer retainers or fees under this Agreement at any time, in which case the provisions of paragraphs 5, 6 and 7 of this Agreement shall survive. The Company retains the right to change Director's compensation at any time.



     11. No Assignment of Rights. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and Director, his designees and his estate. Neither Director, his designees nor his estate shall commute, encumber, sell or otherwise dispose of the right to receive the payments provided for in this Agreement, which payments and rights thereto are expressly declared to be nontransferable and nonassignable.



     12. Governing Law. This Agreement shall be governed by the laws of the State of New York from time to time in effect.



      13. Notices. Unless either party notifies the other to the contrary, any notice required hereunder shall be duly given if delivered in person or by registered first class mail (a) if to the Company, to the Treasurer, P.O. Box 300, Princeton, New Jersey 08543-0300, and (b) if to Director, to his address appearing on the records of the Company.



     14. Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the payment and deferral of director fees by the Company and supersedes all prior agreements and understandings between the parties with respect to such subject matter.



IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date set forth above.

                                           DOW JONES & COMPANY, INC.

                                           By:
                                              ----------------------
                                              Director